UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018
____________________
SPIRIT AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35186 (Commission File Number)	38-1747023 (IRS Employer Identification Number)

2800 Executive Way
Miramar, Florida 33025
(Address of principal executive offices, including Zip Code)

(954) 447-7920
(Registrant's telephone number, including area code)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On May 10, 2018, Spirit Airlines, Inc. (“Spirit”) completed a private placement of an aggregate amount of $85,464,000 of Spirit Airlines, Inc. Pass Through Certificates, Series 2017-1C (the “Class C Certificates”).
In connection therewith, Spirit and Wilmington Trust, National Association, as loan trustee (the “Loan Trustee”), entered into nine (9) separate participation agreement amendments (each, a “Participation Agreement Amendment”) on May 10, 2018 to existing participation agreements that were entered into by Spirit and the Loan Trustee during the period from December 2017 to April 2018 (each, an “Existing Participation Agreement”, and each Existing Participation Agreement, as amended by the related Participation Agreement Amendment, an “Amended Participation Agreement”) in connection with the financing of the Funded Aircraft (as defined hereafter). The other parties to the Participation Agreement Amendments are Wilmington Trust, National Association, as subordination agent (the “Subordination Agent”); as pass through trustee (the “Class AA Trustee”) under the existing pass through trust formed by Spirit on November 28, 2017 in connection with the issuance and sale of Spirit Airlines, Inc. Pass Through Certificates, Series 2017-1AA (the “Class AA Certificates”); as pass through trustee (the “Class A Trustee”) under the existing pass through trust formed by Spirit on November 28, 2017 in connection with the issuance and sale of Spirit Airlines, Inc. Pass Through Certificates, Series 2017-1A (the “Class A Certificates”); as pass through trustee (the “Class B Trustee”) under the existing pass through trust formed by Spirit on November 28, 2017 in connection with the issuance and sale of Spirit Airlines, Inc. Pass Through Certificates, Series 2017-1B (the “Class B Certificates”); and as pass through trustee (the “Class C Trustee” and, together with the Class AA Trustee, the Class A Trustee and the Class B Trustee, the “Trustees”) under the pass through trust newly formed by Spirit on May 10, 2018 in connection with the issuance and sale of the Class C Certificates. The Participation Agreement Amendments provide for the issuance by Spirit of series C equipment notes (the “Funded Aircraft Series C Equipment Notes”), in the aggregate principal amount of $65,708,000, pursuant to nine (9) separate indenture amendments (each, an “Indenture Amendment”) to existing indenture and security agreements that were entered into by Spirit and the Loan Trustee during the period from December 2017 to April 2018 (each, an “Existing Indenture”, and each Existing Indenture, as amended by the related Indenture Amendment, an “Amended Indenture”) in connection with the financing of the Funded Aircraft.
The Funded Aircraft Series C Equipment Notes are secured by five (5) Airbus A321-200ceo aircraft delivered new to Spirit during the period from February 2018 to March 2018 and four (4) Airbus A320-200ceo aircraft delivered new to Spirit during the period from December 2017 to April 2018 (each such aircraft, a “Funded Aircraft” and, collectively, the “Funded Aircraft”). The Funded Aircraft also secure the series AA equipment notes, the series A equipment notes and the series B equipment notes previously issued pursuant to the Existing Indentures.
On May 10, 2018, Spirit, the Subordination Agent, the Trustees, Wilmington Trust Company, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and Wilmington Trust, National Association, as paying agent (the “Paying Agent”) under the Escrow Agreement entered into an amended and restated note purchase agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by Spirit of series C equipment notes (the “Pre-Funded Aircraft Series C Equipment Notes” and, together with the Funded Aircraft Series C Equipment Notes, the “Series C Equipment Notes”) in the aggregate principal amount of $19,756,000 to be secured by three new Airbus A320-200ceo aircraft to be delivered to Spirit during the period August 2018 to October 2018, in each case as specified in the Note Purchase Agreement (collectively, the “Pre-Funded Aircraft” and, together with the Funded Aircraft, the “Aircraft”). Pursuant to the Note Purchase Agreement, the Pre-Funded Aircraft Series C Equipment Notes will be issued under an Indenture and Security Agreement (each, a “Pre-Funded Aircraft Indenture” and, together with the Amended Indentures, the “Indentures”) with respect to each Pre-Funded Aircraft to be entered into by Spirit and the Loan Trustee.
Once all of the Series C Equipment Notes have been issued, the aggregate principal amount of Series C Equipment Notes will be equal to $85,464,000. The Series C Equipment Notes have been or will be purchased by the Class C Trustee, using the proceeds from the sale of a total of $85,464,000 of Class C Certificates. The Series C

Equipment Notes bear interest at the rate of 5.110% per annum. The Class C Certificates rank generally junior to the Class AA Certificates, the Class A Certificates and the Class B Certificates.
Pending the purchase of the Pre-Funded Aircraft Series C Equipment Notes, $19,756,000 in proceeds from the sale of the Class C Certificates was placed in escrow by the Class C Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of May 10, 2018, among the Escrow Agent, the Paying Agent, purchasers of the Class C Certificates, and the Class C Trustee (the “Escrow Agreement”). The escrowed funds were deposited with Citibank, N.A. (the “Depositary”), under a deposit agreement, dated as of May 10, 2018, between the Escrow Agent and the Depositary.

The interest on the issued and outstanding Series C Equipment Notes and the escrowed funds, as the case may be, is payable semi-annually on each February 15 and August 15, beginning on August 15, 2018. The entire principal on the issued and outstanding Series C Equipment Notes is scheduled for payment on February 15, 2023. Maturity of the Series C Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by Spirit (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain events during Spirit’s current bankruptcy proceeding and certain bankruptcy and insolvency events involving Spirit after Spirit emerges from its current bankruptcy proceeding. The Series C Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Amended Participation Agreements, the Amended Indentures and the Note Purchase Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2018	SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield
Name: Thomas Canfield
Title: Senior Vice President and General Counsel